Exhibit 21

                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

3003304 Nova Scotia Company
572060 B.C. Ltd.
AAWI, Inc.
Adrian Landfill, Inc.
ADS, Inc.
ADS of Illinois, Inc.
Agri-tech, Inc. of Oregon
Alabama Recycling Services, Inc.
Albany-Lebanon Sanitation, Inc.
Alaska Street Associates, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviro Engineering, Inc.  (TX corp.)
Allied Enviroengineering, Inc. (DE corp.)
Allied Gas Recovery Systems, L.L.C.
Allied Nova Scotia, Inc.
Allied Services, LLC
Allied Transfer Systems of New Jersey, LLC
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries of Tennessee, Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste North America, Inc.
Allied Waste of California, Inc.
Allied Waste of Long Island, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste of New Jersey-New York, LLC
Allied Waste Rural Sanitation, Inc.
Allied Waste Services, Inc. (TX corp.)
Allied Waste Sycamore Landfill, LLC
Allied Waste Systems Holdings, Inc.
Allied Waste Systems, Inc. (DE corp.)
Allied Waste Systems of New Jersey, LLC
Allied Waste Systems (Texas) Inc.
Allied Waste Transportation, Inc.
Al-Mulla Environmental Systems W.L.L.
American Disposal Services, Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Missouri, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services of West Virginia, Inc.

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

American Disposal Transfer Services of Illinois, Inc.
American Materials Recycling Corp.
American Ref-Fuel Company*
American Ref-Fuel Company of Delaware Valley, L.P.*
American Ref-Fuel Company of Essex County*
American Ref-Fuel Company of Hempstead*
American Ref-Fuel Company of Niagara, L.P.*
American Ref-Fuel Company of SEMASS, L.P.*
American Ref-Fuel Company of Southeastern Connecticut*
American Ref-Fuel Company of the Capital District, L.P.*
American Ref-Fuel Operations of SEMASS, L.P.*
American Sanitation, Inc.
American Transfer Company, Inc.
Anderson Regional Landfill, LLC
Anson County Landfill NC, LLC
Apache Junction Landfill Corporation
Arbor Hills Holdings L.L.C.*
Area Disposal Inc.
Attwoods Holdings GmbH
Attwoods of North America, Inc.
Attwoods Umweltschutz GmbH
Automated Modular Systems, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Leasing II, LLC
AWIN Management, Inc.
Belleville Landfill, Inc.
BFI Atlantic GmbH BFI Atlantic, Inc.
Allied Waste Systems Holdings, Inc.
Allied Waste Systems, Inc. (DE corp.)
Allied Waste Systems of New Jersey, LLC
Allied Waste Systems (Texas) Inc.
Allied Waste Transportation, Inc.
Al-Mulla Environmental Systems W.L.L.
American Disposal Services, Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Missouri, Inc.
American Disposal Services of New Jersey, Inc.
BFI Energie Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Boston, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Plymouth, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

BFI of Ponce, Inc.
BFI Ref-Fuel, Inc.
BFI Services Group, Inc.
BFI Trans River (GP), Inc.
BFI Trans River (LP), Inc.
BFI Transfer Systems of Massachusetts, LLC BFI Transfer Systems of New Jersey, Inc.
BFI Umwelttechnik GmbH
BFI Waste Services, LLC
BFI Waste Services of Massachusetts, LLC
BFI Waste Services of Pennsylvania, LLC
BFI Waste Systems of Massachusetts, LLC
BFI Waste Systems of New Jersey, Inc.
BFI Waste Systems of North America, Inc.
BFI Waste Systems of Pennsylvania, LLC
BFGSI, LLC*
BFGSI Series 1997-A Trust*
Bio-Med of Oregon, Inc.
Blue Ridge Landfill General Partnership
Borrego Landfill, Inc.
Brickyard Disposal & Recycling, Inc.
Bridgeton Landfill, LLC
Browning-Ferris Financial Services, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries Argentina, S.A.
Browning-Ferris Industries Asia Pacific, Inc.
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries de Mexico, S.A. de C.V.
Browning-Ferris Industries Europe, Inc.
Browning-Ferris Industries, Inc. (DE)
Browning-Ferris Industries, Inc. (MA)
Browning-Ferris Industries Ltd.
BFI Energie Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Boston, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Plymouth, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
Browning-Ferris Industries of California, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Ohio, Inc.
Browning-Ferris Industries of Puerto Rico, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Services, Inc.
Brundidge Landfill, LLC

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

Capitol Recycling and Disposal, Inc.
C.C. Boyce & Sons, Inc.
CC Landfill, Inc.
CCAI, Inc.
CDF Consolidated Corporation
CECOS International, Inc.
Celina Landfill, Inc.
Central Sanitary Landfill, Inc.
Chambers Development of North Carolina, Inc.
Champion Recycling, Inc.
Charter Evaporation Resource Recovery Systems
Cherokee Run Landfill, Inc.
Chestnut Equipment Leasing Corp.
Chilton Landfill, LLC
Citizens Disposal, Inc.
City-Star Services, Inc.
City Garbage, Inc.
Clarkston Disposal, Inc.
Cocopah Landfill, Inc.
Commercial Reassurance Limited
Congress Development Co.*
Consolidated Processing, Inc.
Containerized, Inc. of Texas
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
Courtney Ridge Landfill, LLC
County Disposal, Inc.
Browning-Ferris Industries of California, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Ohio, Inc.
Browning-Ferris Industries of Puerto Rico, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Services, Inc.
Brundidge Landfill, LLC
Brunswick Waste Management Facility, LLC
County Disposal (Ohio), Inc.
County Landfill, Inc.
County Line Landfill Partnership
Crow Landfill TX L.P.
D & D Garage Services, Inc.
D & L Disposal L.L.C.
Dallas Disposal Co.
Delta Container Corporation
Delta Paper Stock, Co.
Dempsey Waste Systems II, Inc.
Denver RL North, Inc.
Dinverno, Inc.

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

Dowling Industries, Inc.
E Leasing Company, LLC
Eagle Industries Leasing, Inc.
Eastern Disposal, Inc.
ECDC Environmental of Humbolt County, Inc.
ECDC Environmental, L.C.
ECDC Holdings, Inc.
ECDC Logistics, LLC
Ecosort, L.L.C.*
Elder Creek Transfer & Recovery, Inc.
Ellis County Landfill TX, L.P.
Ellis Scott Landfill MO, LLC
Environmental Development Corp. (DE)
Environmental Development Corp. (P.R.)
Environmental Reclamation Company
Envotech-Illinois, L.L.C.
Environtech, Inc.
EOS Environmental, Inc.
Evergreen Scavenger Service, Inc.
Evergreen Scavenger Service, L.L.C.
Flint Hill Road, LLC
F. P. McNamara Rubbish Removal, Inc.
Fred Barbara Trucking Co., Inc.
Foothills Sanitary Landfill, Inc.*
Forest View Landfill, LLC
Fort Worth Landfill TX, LP
Forward, Inc.
G. Van Dyken Disposal Inc.
Garofalo Brothers, Inc.
County Disposal (Ohio), Inc.
County Landfill, Inc.
County Line Landfill Partnership
Crow Landfill TX L.P.
D & D Garage Services, Inc.
D & L Disposal L.L.C.
Dallas Disposal Co.
Delta Container Corporation
Delta Paper Stock, Co.
Dempsey Waste Systems II, Inc.
Denver RL North, Inc.
Garofalo Recycling and Transfer Station Co., Inc.
GEK, Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Giordano Recycling Corp.
Global Indemnity Assurance Company
Golden Waste Disposal, Inc.
Grants Pass Sanitation, Inc.
Great Lakes Disposal Services, Inc.
Great Plains Landfill OK, LLC
Green Valley Landfill General Partnership
Greenwood Landfill TX, LP

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

Gulfcoast Waste Service, Inc.
H Leasing Company, LLC
Harland's Sanitary Landfill, Inc.
Houston Towers TX, LP
Illiana Disposal Partnership
Illinois Landfill, Inc.
Illinois Recycling Services, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
Ingrum Waste Disposal, Inc.
International Disposal Corp. of California
Jefferson City Landfill, LLC
Joe Di Rese & Sons, Inc.
Jones Road Landfill and Recycling, Ltd.
Kankeekee RDF Landfill, Inc.
Keller Drop Box, Inc.
Keller Canyon Landfill Company
Kent-Meridian Disposal Company*
Key Waste Indiana Partnership
Lake County C & D Development Partnership
Lake Norman Landfill, Inc.
Lathrop Sunrise Sanitation Corporation
Lee County Landfill SC, LLC
Lee County Landfill, Inc.
Lemons Landfill, LLC
Liberty Waste Holdings, Inc.
Liberty Waste Services Limited , L.L.C.
Liberty Waste Services of Illinois, L.L.C.
Liberty Waste Services of McCook, L.L.C.
Garofalo Recycling and Transfer Station Co., Inc.
GEK, Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Giordano Recycling Corp.
Global Indemnity Assurance Company
Golden Waste Disposal, Inc.
Grants Pass Sanitation, Inc.
Great Lakes Disposal Services, Inc.
Great Plains Landfill OK, LLC
Green Valley Landfill General Partnership
Local Sanitation of Rowan County, L.L.C.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Louis Pinto & Son, Inc., Sanitation Contractors
Macomb Landfill, Inc.
Mamaroneck Truck Repair, Inc.
Manumit of Florida, Inc.
Mars Road TX, LP
Medical Disposal Services, Inc.
Mesa Disposal, Inc.
Mesquite Landfill TX, LP
Metro Enviro Transfer, LLC

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

Minneapolis Refuse, Inc.*
Mississippi Waste Paper Company
MJS Associates, Inc.
Moorhead Landfill General Partnership
Mountain Home Disposal, Inc.
N Leasing Company, LLC
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
New Jersey Republic Contracts, Inc.
New Morgan Landfill Company, Inc.
New York Waste Services, LLC
Newco Waste Systems of New Jersey, Inc.
Newton County Landfill Partnership
Noble Road Landfill, Inc.
Northeast Landfill, LLC
Northeast Sanitary Landfill, Inc.
Northwest Waste Industries, Inc.
Oakland Heights Development, Inc.
Oklahoma City Landfill, LLC
Omaha Hauling Company, Inc.
Omega Holdings GmbH
Organized Sanitary Collectors and Recyclers, Inc.
Oscar's Collection System of Fremont, Inc.
Otay Landfill, Inc.
Ottawa County Landfill, Inc.
Packerton Land Company, LLC
Packman, Inc.
Palomar Transfer Station, Inc.
Local Sanitation of Rowan County, L.L.C.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Louis Pinto & Son, Inc., Sanitation Contractors
Macomb Landfill, Inc.
Mamaroneck Truck Repair, Inc.
Manumit of Florida, Inc.
Mars Road TX, LP
Medical Disposal Services, Inc.
Mesa Disposal, Inc.
Mesquite Landfill TX, LP
Paper Fibres Company
Paper Fibers, Inc.
Paper Recycling Systems, Inc.
Peltier Real Estate Company
Pinal County Landfill Corp.
Pine Bend Holdings L.L.C.*
Pinecrest Landfill OK, LLC
Pinehill Landfill TX, LP
Pittsburg County Landfill, Inc.
Pleasant Oaks Landfill TX, LP
Portable Storage, Inc.
Price & Sons Recycling Company

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

Prime Carting,  Inc.
PSI Waste Systems, Inc.
R. 18, Inc.
Rabanco Companies
Rabanco Connections International, Inc.
Rabanco Intermodal/B.C., Inc.
Rabanco, Ltd.
Rabanco Recycling, Inc.
Rabanco Regional Landfill Company
Ramona Landfill, Inc.
RCS, Inc.
R.C. Miller Enterprises, Inc.
R.C. Miller Refuse Service, Inc.
Recycle Seattle II
Recycling Associates Inc.
Recycling Industries Corp.
Regional Disposal Company
Resource Recovery, Inc.
Risk Services, Inc.
Roosevelt Associates*
Ross Bros. Waste & Recycling Co.
Rossman Sanitary Service, Inc.
Royal Oaks Landfill TX, LP
Royal Holdings, Inc.
Roxana Landfill, Inc.
S & L, Inc.
S & S Recycling, Inc S Leasing Company, LLC Saline County Landfill, Inc. Sauk Trail Development, Inc.
Seattle Disposal Company, Inc.
Selas Enterprises LTD
Show-Me Landfill, LLC
Shred-All Recycling Systems, Inc.
SITA S.A.*
Source Recycling, Inc.
Southeast Landfill, LLC
Southwest Regional Landfill, Inc.
Southwest Waste, Inc.
Springfield Environmental General Partnership
Streator Area Landfill, Inc.
Suburban Carting Corp.
Suburban Transfer, Inc.
Suburban Warehouse, Inc.
Summit Waste Systems, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal, Inc. (KS corp.)
Sunset Disposal Service Inc. (CA corp.)
Super Services Waste Management, Inc.
Sycamore Landfill, Inc.
Taylor Ridge Landfill, Inc.
Tate's Transfer Systems, Inc.

                                                                     Exhibit 21
                                                                      Continued
                          Allied Waste Industries, Inc.
                        Subsidiaries as of March 26, 2001

Tennessee Union County Landfill, Inc.
Tom Luciano's Disposal Service, Inc.
Total Solid Waste Recyclers, Inc.
Trans River Marketing Company, L.P.*
Tricil (N.Y.), Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Trottown Transfer, Inc.
Turkey Creek Landfill TX, LP
U.S. Disposal II
USA Waste of Illinois, Inc.
Valley Landfills, Inc.
VHG, Inc.
Vining Disposal Service, Inc.
Warner Hill Development Company
Waste Associates, Inc.
Waste Control Systems, Inc.
Wastehaul, Inc.
Waste Services of New York, Inc.
Wayne County Landfill IL, Inc.
WDTR, Inc.
Webster Parish Landfill, L.L.C.
WJR Environmental, Inc.
Willamette Resources, Inc.
Williams County Landfill, Inc.
Willow Ridge Landfill, LLC
Woodlake Sanitary Service, Inc.